UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2021

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983-1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Kansas City Southern (the “Company”, “KCS”) is furnishing under Item 2.02 of this Current Report on Form 8-K, the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated January 22, 2021, announcing the Company’s fourth quarter and year ended December 31, 2020 earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s fourth quarter and year ended December 31, 2020 analyst presentation and conference call.
The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.
(d)

Exhibit No.	Description
99.1	Press Release dated January 22, 2021 issued by Kansas City Southern entitled “Kansas City Southern Reports Fourth Quarter and Full-Year 2020 Results”.
104	Cover page information from Kansas City Southern’s Current Report on Form 8-K filed on January 22, 2021, formatted in iXBRL (Inline Extensible Business Reporting Language) and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: January 22, 2021

By:	/s/ Suzanne M. Grafton
Name: Suzanne M. Grafton
Title: Vice President & Chief Accounting Officer
(Principal Accounting Officer)